UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		June 11, 2014
MEDIJANE HOLIDNGS, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2011 Ken Pratt Boulevard, Suite 210, Longmont, CO		80501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(855) 933-3499
1203 Airport Way, Suite 200, Bloomfield, CO 80221
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On June 11, 2014, the Company’s Board of Directors authorized the issuance of 100,000 shares of the Company’s restricted common stock to an accredited investor in consideration of the Company receiving $75,000 for such shares.  These shares were issued under the private placement exemption granted by Section 4(a)(2) of the Securities Act of 1933.   The investor had access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIJANE HOLDINGS, INC.
/s/Ronald Lusk
Ronald Lusk
President and Director
Date: June 18, 2014